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                                                                   EXHIBIT 10.C


                           AMENDMENT AGREEMENT NO. 2
                TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


     THIS AMENDMENT AGREEMENT NO. 2 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 22nd day of June, 2000, by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (the "Parent"), TRANS-TEC INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica ("TTI") and WORLD FUEL INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica ("WFI" and together with the Parent and TTI, collectively, the "Borrowers" and individually a "Borrower") and BANK OF AMERICA, N.A., successor by merger of NationsBank, N.A., a national banking association (the "Lender"), parties to the Credit Agreement described below.

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Borrowers and the Lender have entered into a Revolving Credit and Reimbursement Agreement dated June 4, 1999, as amended by Amendment No. 1 dated October 8, 1999 (the "Credit Agreement") pursuant to which the Lender has agreed to make available to the Borrowers a revolving credit facility of up to $30,000,000 and a 364 Day revolving credit facility in the amount of $10,000,000; and

     WHEREAS, as a condition to the making of loans the Lender has required that each Domestic Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Lender extend the 364 Day revolving credit facility and the Lender has agreed, subject to the terms and conditions of this Agreement, to amend the Credit Agreement in order to provide for such extension;

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

     1.  Definitions. The term "Credit Agreement" as used herein and in the
         -----------
Loan Documents shall mean that certain Credit Agreement as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     2.  Amendments.  Subject to the conditions set forth herein, the definition
         ----------
of "364 Day Extension Date" in Section 1.1 of the Credit Agreement shall be and
                               -----------
hereby is amended, effective as of the date hereof, by deleting the date
"October 7, 2000" appearing therein and inserting in lieu thereof the date
"April 7, 2001".
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     3.  Guarantors.  Each of the Guarantors has joined in the execution of this
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Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations.

     4.  Borrowers' Representations and Warranties.  Each Borrower hereby
         -----------------------------------------
represents, warrants and certifies that:

         (a)  The representations and warranties made by it in Article VII of
                                                               -----------
     the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that (i) the financial statements referred to in Section 7.6(a) shall be those most recently furnished to
                    --------------
     each Lender pursuant to Section 8.1(a) and (b) of the Credit Agreement and
                             ----------------------
     (ii) Schedule 7.10 is amended by reference to item 3 of the orrower's Form
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     10-K report for the Fiscal Year ended March 31, 2000;

         (b) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

         (c) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 8.1 of the Credit Agreement, other than changes in the
                  -----------
     ordinary course of business, none of which has been a material adverse change;

         (d) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Bank under Section 8.1 of the
                                                              -----------
     Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

         (e) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     5.  Conditions to Effectiveness.  This Amendment Agreement shall become
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effective upon receipt by the Lender of the following:

         (a) four (4) counterparts of this Amendment Agreement executed by the parties hereto;

         (b) an opinion of counsel for the Borrowers and each of the Guarantors in form acceptable to the Lender;
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         (c)  copies of resolutions of the Boards of Directors of the Borrower and each of the Guarantors authorizing the transaction contemplated by this Amendment Agreement certified by the Secretary or Assistant Secretary of each Borrower and Guarantor;

         (d) such other instruments and documents as the Lender may reasonably request; and

         (e) payment to the Lender of an up-front fee of $10,000 and all other fees and expenses of Lender, including reasonable fees and expenses of its counsel.

     6.  Entire Agreement.  This Agreement sets forth the entire understanding
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and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     7.  Full Force and Effect of Agreement.  Except as hereby specifically
         ----------------------------------
amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8.  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              BORROWERS:

                              WORLD FUEL SERVICES CORPORATION


                              By:  /s/ Carlos Abaunza
                                 ------------------------------------------
                              Name:  Carlos Abaunza
                              Title: Vice President & Chief Financial Officer

                              TRANS-TEC INTERNATIONAL, S.A.


                              By:  /s/ Carlos Abaunza
                                 ------------------------------------------
                              Name:  Carlos Abaunza
                              Title: Vice President & Chief Financial Officer


                              WORLD FUEL INTERNATIONAL, S.A.


                              By:  /s/ Carlos Abaunza
                                 ------------------------------------------
                              Name:  Carlos Abaunza
                              Title: Vice President & Chief Financial Officer

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                              GUARANTORS:


                              TRANS-TEC SERVICES, INC.
                              ADVANCE PETROLEUM, INC.
                              INTERNATIONAL PETROLEUM CORPORATION
                              INTERNATIONAL PETROLEUM CORP. OF LA
                              INTERNATIONAL PETROLEUM CORP. OF  MARYLAND
                              INTERNATIONAL PETROLEUM CORP. OF DELAWARE
                              WORLD FUEL SERVICES, INC.
                              BASEOPS INTERNATIONAL, INC.
                              PACIFIC HORIZON PETROLEUM SERVICES INC.
                              ADVANCE AVIATION SERVICES, INC.
                              AIR-TERMINALING, INC.


                              By:  /s/ Carlos Abaunza
                                 ------------------------------------------
                              Name:  Carlos Abaunza
                              Title: Vice President & Chief Financial Officer
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                              LENDER:

                              BANK OF AMERICA, N.A.,


                              By:  /s/ Richard M. Starke
                                 ------------------------------------
                              Name:  Richard M. Starke
                              Title: Managing Director